UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): February 27, 2023

INSIGHT ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40775	86-3386030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 East 91st Street, New York, New York 10128	10128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 374-2922

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	INAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	INAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	INAQ WS	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Regulation FD Disclosure.

Supplement to the Definitive Proxy Statement

On February 16, 2023, Insight Acquisition Corp. (the “Company”) filed a definitive proxy statement (the ‘Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on March 2, 2023 (the “Special Meeting”) to consider and vote on, (i) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to extend the period by which the Company is required to consummate its initial business combination (the “First Charter Amendment Proposal”), (ii) a proposal to amend (the “Second Charter Amendment”) the Charter to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Second Charter Amendment Proposal”) (iii) a proposal to amend the Charter to provide for the right of a holder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”) to convert such shares into shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Third Charter Amendment Proposal”) and (iv) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals (the “Adjournment Proposal”).

The Company has determined to clarify in the Definitive Proxy Statement that the funds in trust and any additional contributions, including any interest thereon, will not be used, now or in the future, to pay for any excise tax imposed under the Inflation Reduction Act of 2022. Further, the Company has been advised by the holders of our shares of Class B Common Stock that such holders will elect to convert all of their respective shares of Class B Common Stock into an equal number of shares of Class A Common Stock, if the First Charter Amendment Proposal and the Third Charter Amendment Proposal are approved.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The Company is providing additional information to its stockholders, as described in this supplement to the Definitive Proxy Statement filed with the United States Securities and Exchange Commission on February 16, 2023, in connection with the Special Meeting to be held on March 2, 2023. These disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement and all page references are to pages in the Definitive Proxy Statement. The Company makes the following amended and supplemental disclosures:

1.    Certain disclosure on page 3 of the Notice of Special Meeting and page 2 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

Holders of our Class A Common Stock as of the date of this proxy (the “Public Stockholders”) may elect to redeem (an “Election”) their shares for their pro rata portion of the funds available in the trust account (including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses) in connection with the First Charter Amendment Proposal and the Second Charter Amendment Proposal without regard as to whether or how such Public Stockholders vote with respect to any Charter Amendments (the “Optional Redemption”). However, such redeeming holders will only receive cash in the Optional Redemption if the First Charter Amendment Proposal is approved and implemented and either (i) the Second Charter Amendment Proposal is approved and implemented or (ii) the Second Charter Amendment Proposal is not approved or implemented and the Redemption Limitation has not been exceeded. The Sponsor and the Company’s directors, executive officers and certain other stockholders own 6,000,000 shares of Class B Common Stock. We have been advised by the Sponsor and the other holders of our Class B Common Stock that if the First Charter Amendment Proposal and the Third Charter Amendment Proposal are approved, such initial stockholders will elect to convert all of their respective shares of Class B Common Stock into an aggregate of 6,000,000 shares of Class A Common Stock. Following conversion, such shares will vote together with the public shares on the business combination; however, as such shares were not issued as part of the initial public offering, such shares would not be entitled to any funds held in the trust account, including any interest thereon.

2.    Certain disclosure on page 3 of the Notice of Special Meeting is hereby amended and restated to read as follows:

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”) was signed into federal law. The Inflation Reduction Act provides for, among other things, a new U.S. federal 1% excise tax (the “excise tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the Class A Common Stock on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the funds held in the trust account and any additional amounts deposited into the trust account (including the initial Deposit and any subsequent Deposits), as well as any interest earned thereon, will not be used to pay for the excise tax.

3.    Certain disclosure on page 10 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q:	How do the Company’s insiders intend to vote their shares?

A:

The Sponsor and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendments.

The Sponsor and the Company’s directors, executive officers and their respective affiliates are not entitled to redeem their Class B Common Stock. With respect to shares purchased on the open market by the Sponsor or the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Sponsor and the Company’s directors, executive officers and certain other stockholders beneficially owned and were entitled to vote 6,000,000 shares of Class B Common Stock, representing 20% of the Company’s issued and outstanding common stock. The Sponsor and the Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of the record date.

In addition, we have been advised by the Sponsor and the other holders of our Class B Common Stock that if the First Charter Amendment Proposal and the Third Charter Amendment Proposal are approved, such initial stockholders will elect to convert all of their respective shares of Class B Common Stock into an aggregate of 6,000,000 shares of Class A Common Stock. Following conversion, such shares will vote together with the public shares on the business combination; however, as such shares were not issued as part of the IPO, such shares would not be entitled to any funds held in the trust account, including any interest thereon.

4.    Certain disclosures on page 12 of the Definitive Proxy Statement are hereby amended and restated as follows:

Q:	What happens if the First Charter Amendment is not approved?

A:

If the First Charter Amendment is not approved at the Special Meeting or at any adjournment or postponement thereof and we have not consummated a business combination by March 7, 2023, we will terminate the Letter of Intent and, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Class B Holders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their Class B Common Stock and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A Common Stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. In addition, the Sponsor and the Company’s directors, executive officers and certain other stockholders will not convert their respective shares of Class B Common Stock into an aggregate of 6,000,000 shares of Class A Common Stock.

5.    Certain disclosures on page 20 of the Definitive Proxy Statement are hereby amended and restated as follows:

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

In addition, as discussed above, due to the Inflation Reduction Act, any redemption of the public shares on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the funds held in the trust account and any additional amounts deposited into the trust account (including the initial Deposit and any subsequent Deposits), as well as any interest earned thereon, will not be used to pay for the excise tax.

6.    Certain disclosures on page 22 of the Definitive Proxy Statement are hereby amended and restated as follows:

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in the Optional Redemption, or in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption.

Pursuant to the Inflation Reduction Act of 2022 (the “IRA”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations and their “Specified Affiliates” as the term is defined in the Notice (as defined below). The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the “fair market value”, within the meaning of these rules, of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the “fair market value” of certain new stock issuances against the “fair market value” of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. The Treasury Department and the Internal Revenue Service (the “IRS”) have recently issued Notice 2023-2, indicating the intention to propose regulations on the excise tax and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, distributions in qualifying complete liquidations are exempt from the excise tax. In addition, the Notice provides that no distribution in a taxable year by a corporation that completely liquidates in a qualifying liquidation during such taxable year is subject to the excise tax.

As described in the section below entitled “Special Meeting of the Company Stockholders — Redemption Rights”, if the Charter Amendments are approved, our public stockholders will have the right to require us to redeem their public shares in the Optional Redemption. The excise tax may apply to the Optional Redemption and any other repurchase of our shares (including repurchases in connection with a business combination and/or our liquidation). The extent to which we would be subject to the excise tax in a taxable year would depend on a number of factors, including: (i) the “fair market value” of the redemptions and repurchases during such taxable year, (ii) the nature and amount of any “PIPE” or other equity issuances during such taxable year (including in connection with a business combination), (iii) if we liquidate in such taxable year and whether the liquidation qualifies for exemption, (iv) the structuring of any business combination, and (v) the content of any proposed or final regulations and other guidance from the Treasury Department or the IRS. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. If we liquidate, it is not clear that our liquidation will qualify for exemption from the excise tax under the Notice because it will depend on the particular facts and circumstances of the liquidation. Any excise tax payable by us may cause a reduction in the cash available to us to complete a business combination, could affect our ability to complete a business combination, and may cause a reduction in amounts available for redemptions; however, the Company will not use the funds held in the trust account and any additional amounts deposited into the trust account (including the initial Deposit and any subsequent Deposits), as well as any interest earned thereon to pay the excise tax.

7.    Certain disclosures on page 25 of the Definitive Proxy Statement are hereby amended and restated as follows:

Redemption Rights

Pursuant to our currently existing charter, our Public Stockholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendments, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (if the redemption of public shares in connection therewith would not cause the Company to have net tangible assets of less than $5,000,001) if the Second Charter Amendment is not approved.

In addition, as discussed above, due to the Inflation Reduction Act, any redemption of the public shares on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the funds held in the trust account and any additional amounts deposited into the trust account (including the initial Deposit and any subsequent Deposits), as well as any interest earned thereon, will not be used to pay for the excise tax.

8.    Certain disclosures on page 28 of the Definitive Proxy Statement are hereby amended and restated as follows:

Reasons for the Proposed First Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from March 7, 2023 to the Extended Termination Date or the applicable Additional Extended Termination Date.

The First Charter Amendment is essential to allowing the Company more time to consummate the Business Combination. Approval of the First Charter Amendment is a condition to the implementation of the Extension.

If the First Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date or the applicable Additional Extended Termination Date.

If the First Charter Amendment Proposal is not approved and we have not consummated a business combination by March 7, 2023, we will cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. In addition, the Sponsor and the Company’s directors, executive officers and certain other stockholders will not convert their respective shares of Class B Common Stock into an aggregate of 6,000,000 shares of Class A Common Stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the special meeting of stockholders and the Charter Amendments and related matters. Information regarding the Company’s directors and executive officers is available in Company’s proxy statement for the special meeting filed with the U.S. Securities and Exchange Commission on February 16, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) the Definitive Proxy Statement in connection with the special meeting of stockholders to consider and vote upon the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Redemption Limitation Amendment Proposal and other matters and, beginning on or about February 16, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of February 10, 2023 the record date for the special meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the special meeting because these documents contain important information about the Company, the Extension Amendment Proposal and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 333 East 91st Street, New York, NY 10128, (917) 374-2922 or to Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing INAQ@info.morrowsodali.com.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the estimated per share redemption price and related matters, as well as all other statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT ACQUISITION CORP.

Date: February 27, 2023	By:	/s/ Michael Singer
	Name:	Michael Singer
	Title:	Executive Chairman